EATON VANCE ATLANTA CAPITAL SMID-CAP FUND
Supplement to
Prospectus dated February 1, 2012 and
Summary Prospectus dated February 1, 2012

After the close of business on January 15, 2013, the Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) qualified retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee) and (b) that have selected the Fund not later than the close of business on January 15, 2013.  Sales of Fund shares may be further restricted or re-opened in the future.

December 17, 2012

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